THE OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2013

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2013 Third Quarter Report

TABLE OF CONTENTS

President's Letter	1
Oakmark Fund
Summary Information	2
Portfolio Manager Commentary	3
Schedule of Investments	4
Oakmark Select Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Equity and Income Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	13
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	31
Oakmark International Small Cap Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Disclosures and Endnotes	38
Trustees and Officers	39

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds  June 30, 2013

President's Letter

Dear Fellow Shareholders,

The second quarter of 2013 was volatile. The optimism of the first quarter continued through April and early May with interest rates hitting new lows and stock markets reaching new highs. But all that changed by late May when Federal Reserve Chairman Ben Bernanke raised the possibility of pulling back on some of the bond-buying stimulus. Bond markets proceeded to sell off in anticipation of higher interest rates. Commodity prices continued to sink due to fear that higher rates would further crimp already slowing global demand, especially in China, the emerging markets and Europe. And global stock markets were not immune to this volatility—as both developed and emerging market indices fell starting in late May before they rebounded at the end of the quarter.

Despite these "worries," I'm pleased to report that your Oakmark Funds continued to grow capital, and each Fund posted positive returns for the quarter. As we have written about so many times in the past, volatility creates opportunity for the long-term investor. And while the headlines may make you nervous, rest assured that your portfolio management teams are constantly seeking ways to better position the portfolios for positive future returns.

The gains in the second quarter have increased the Funds' year-to-date performance. Although we're off to a strong start for the year, we continue to believe that global equities are attractively priced. The companies we own possess good business franchises that we believe will generate above average per share growth.

Oakmark letters

The portfolio managers are pleased to share with you their thoughts on the individual Fund portfolios and review the portfolio activity for the quarter. In addition to the quarterly portfolio reviews, Bill Nygren discusses equity risk premiums and David Herro gives his insight on how to improve global growth.

We appreciate your commitment to The Oakmark Funds. As we enter our 22nd year, you can feel confident that our investment professionals are working diligently to assess investment opportunities all around the world in order to preserve and grow your capital. We believe our patient, long-term investment approach is well-equipped to sort through whatever "worries" the market gives us.

Communications

At Oakmark, we continuously strive for clarity in all of our communications. Our interviews, web postings and quarterly letters are all built around being open and candid about our successes and failures. We believe we have a fiduciary duty to share the thinking behind our portfolio decisions so your understanding of our investment approach can continue to grow. We'd love to hear from you to see if we're succeeding in this quest. You can email me at ContactOakmark@oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

oakmark.com 1

Oakmark Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	5.36%	26.41%	19.10%	11.90%	8.13%	12.79%
S&P 500 Index	2.91%	20.60%	18.45%	7.01%	7.30%	8.94%
Dow Jones Industrial Average[3]	2.92%	18.87%	18.23%	8.64%	7.92%	10.19%
Lipper Large Cap Value Funds Index[4]	4.01%	24.61%	16.87%	5.96%	6.88%	8.48%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.0
JPMorgan Chase & Co.	2.4
Capital One Financial Corp.	2.4
American International Group, Inc.	2.4
UnitedHealth Group, Inc.	2.3
Medtronic, Inc.	2.3
DIRECTV	2.3
Intel Corp.	2.3
Oracle Corp.	2.2
TE Connectivity, Ltd.	2.2
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	53
Net Assets	$9.7 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$81.9 billion
Median Market Cap	$36.7 billion
Portfolio Turnover (for the six months ended 03/31/13)	23%
Expense Ratio - Class I (as of 09/30/12)	1.03%
SECTOR ALLOCATION	% of Net Assets
Financials	24.8
Information Technology	18.1
Consumer Discretionary	16.7
Industrials	11.5
Health Care	10.1
Energy	9.8
Consumer Staples	2.5
Short-Term Investments and Other	6.5

2 THE OAKMARK FUNDS

Oakmark Fund  June 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased by 5% last quarter, which compares to a 3% gain for the S&P 5001. That brings the Fund's calendar year-to-date gain to 15% and its fiscal year-to date to 19%, which compares to gains of 14% and 13%, respectively, for the S&P 500. Our portfolio has been heavily invested in financial services, technology and economically sensitive stocks. Those sectors performed well in the quarter, and not surprisingly, our best performers were companies in those industries. Twenty one stocks in the portfolio gained over 10% while none lost more than that. Microsoft, Boeing and portfolio newcomer General Motors led the gainers, each adding 20% or more. Apple was our worst performer, losing almost 10%. While Apple investors are worried about increased smartphone competition, we are encouraged by management's decision to return more capital to shareholders via a large share repurchase. We added to our Apple position.

During the quarter we sold our remaining Discovery shares. Discovery was a great holding for us, and we continue to believe it is a great business, though we no longer believe it represents a great value. We also sold our shares in Disney, another fine company that is now being priced as such. Last, as we said early in the quarter, we sold our shares in Dell after a private equity firm that we believed had proprietary information walked away from its proposed transaction. We added two holdings in addition to GM, and all three are described below.

Apache Corp. (APA-$84)

Apache is a large oil and gas exploration and production company operating both within and outside of the United States. The stock is down from a high of $149 reached in 2008 when natural gas prices were higher and from $134 in 2011 before it missed optimistic production growth targets. Disappointed investors pushed the stock to a low of $68 last quarter. Pessimism has left growth expectations so low that we now believe they will likely be exceeded. More importantly, management has changed its tune regarding its stock. Previously, like many of its peers, Apache management emphasized absolute growth without regard to per share growth. So our ears perked up when management said that, because the acquisition market valued Apache's assets at higher multiples than the stock market, the company would begin to divest assets and use proceeds to repurchase undervalued stock. Selling at just nine times consensus earnings estimates for 2014 and with expectations of good capital allocation, we believe Apache is an attractive addition to our portfolio.

General Motors (GM-$33)

General Motors is the largest U.S.-based car and truck manufacturer. A high cost structure and a mountain of employee pension and post-retirement healthcare liabilities put GM into bankruptcy in 2009. A restructured GM—smaller, more efficient, and unburdened of most unfunded off-balance sheet liabilities—came back to the public equity market in 2010 at a price of $33. Despite a strong stock market, GM stock traded at only $27 earlier this year. We have been positive on the prospects for the auto market, believing that many investors focus too much on auto demand cycles in the U.S. and Europe, instead of on the strong secular growth in emerging markets, which now account for more sales than either the U.S. or Europe. And despite GM's struggles, it has built very strong positions in these growing markets while maintaining its dominant, and highly profitable, position in North American pick-up trucks. We believe that with a management team that can now focus on building cars and trucks, instead of serving its retirees, and with a stock priced at less than 8 times 2014 earnings estimates, GM has become an attractive investment.

National Oilwell Varco (NOV-$69)

National Oilwell is one of the world's largest providers of equipment for oil and gas drilling. Drill rig equipment accounts for about half its sales with the other half a diverse assortment of pipes, pumps, tools, consumables and a distribution business. Last year the stock reached $90, which was 14 times earnings plus amortization. Earnings in the first half of this year are expected to be down about 5%, primarily due to decreased drilling caused by lower natural gas prices. Despite the relatively small dip in earnings, the stock fell 30% to a low of $63 this past quarter. We expect earnings to begin to recover later this year, and we believe that next year could be the most profitable in the company's history. Earnings growth should be led by a rebound in the global land rig count, continued strong deepwater equipment orders and the benefits reaped from several meaningful acquisitions. Though National Oilwell's stock has recovered somewhat, it is still priced at less than 10 times estimated 2014 earnings plus amortization. Given that National Oilwell controls more than 50% of the deepwater equipment market and the company's very high returns on tangible capital, we believe the current valuation is attractive.

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Oakmark Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.5%
FINANCIALS - 24.8%
DIVERSIFIED FINANCIALS - 15.3%
Bank of America Corp. Other Diversified Financial Services	22,950	$295,137
JPMorgan Chase & Co. Other Diversified Financial Services	4,495	237,291
Capital One Financial Corp. Consumer Finance	3,753	235,713
Franklin Resources, Inc. Asset Management & Custody Banks	1,470	199,950
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	183,466
State Street Corp. Asset Management & Custody Banks	2,800	182,588
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,260	147,533
		1,481,678
INSURANCE - 7.5%
American International Group, Inc. (a) Multi-line Insurance	5,195	232,217
Aflac, Inc. Life & Health Insurance	3,210	186,565
Principal Financial Group, Inc. Life & Health Insurance	4,500	168,525
Aon PLC (b) Insurance Brokers	2,120	136,422
		723,729
BANKS - 2.0%
Wells Fargo & Co. Diversified Banks	4,820	198,921
		2,404,328
INFORMATION TECHNOLOGY - 18.1%
SOFTWARE & SERVICES - 8.9%
Oracle Corp. Systems Software	7,080	217,498
Microsoft Corp. Systems Software	5,920	204,418
MasterCard, Inc., Class A Data Processing & Outsourced Services	313	179,818
Google, Inc., Class A (a) Internet Software & Services	179	157,586
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	98,470
		857,790
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
Intel Corp. Semiconductors	9,100	$220,402
Texas Instruments, Inc. Semiconductors	5,465	190,564
Applied Materials, Inc. Semiconductor Equipment	7,160	106,756
		517,722
TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	213,384
Apple, Inc. Computer Hardware	421	166,750
		380,134
		1,755,646
CONSUMER DISCRETIONARY - 16.7%
MEDIA - 6.0%
DIRECTV (a) Cable & Satellite	3,639	224,244
Omnicom Group, Inc. Advertising	3,171	199,377
Comcast Corp., Class A Cable & Satellite	3,940	156,300
		579,921
RETAILING - 4.6%
Liberty Interactive Corp., Class A (a) Catalog Retail	8,370	192,587
The Home Depot, Inc. Home Improvement Retail	1,957	151,570
Kohl's Corp. Department Stores	2,042	103,136
		447,293
AUTOMOBILES & COMPONENTS - 4.5%
Delphi Automotive PLC (b) Auto Parts & Equipment	3,984	201,949
General Motors Co. (a) Automobile Manufacturers	5,300	176,543
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	60,412
		438,904
CONSUMER SERVICES - 1.6%
McDonald's Corp. Restaurants	1,559	154,341
		1,620,459

4 THE OAKMARK FUNDS

Oakmark Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.5% (continued)
INDUSTRIALS - 11.5%
CAPITAL GOODS - 9.4%
Illinois Tool Works, Inc. Industrial Machinery	3,060	$211,660
Parker Hannifin Corp. Industrial Machinery	1,875	178,875
3M Co. Industrial Conglomerates	1,533	167,634
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,380	149,675
Northrop Grumman Corp. Aerospace & Defense	1,490	123,372
The Boeing Co. Aerospace & Defense	778	79,698
		910,914
TRANSPORTATION - 2.1%
FedEx Corp. Air Freight & Logistics	2,100	207,018
		1,117,932
HEALTH CARE - 10.1%
HEALTH CARE EQUIPMENT & SERVICES - 7.3%
UnitedHealth Group, Inc. Managed Health Care	3,460	226,561
Medtronic, Inc. Health Care Equipment	4,385	225,696
Covidien PLC (b) Health Care Equipment	2,628	165,144
Baxter International, Inc. Health Care Equipment	1,253	86,795
		704,196
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.8%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,950	202,950
Merck & Co., Inc. Pharmaceuticals	1,587	73,694
		276,644
		980,840
ENERGY - 9.8%
Exxon Mobil Corp. Integrated Oil & Gas	2,187	197,595
Devon Energy Corp. Oil & Gas Exploration & Production	3,765	195,328
Halliburton Co. Oil & Gas Equipment & Services	4,000	166,880
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	2,300	158,470
Apache Corp. Oil & Gas Exploration & Production	1,350	113,171
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,950	112,654
		944,098
	Shares	Value
CONSUMER STAPLES - 2.5%
FOOD, BEVERAGE & TOBACCO - 1.5%
Unilever PLC (c) Packaged Foods & Meats	3,733	$150,999
FOOD & STAPLES RETAILING - 1.0%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,265	94,230
		245,229
TOTAL COMMON STOCKS - 93.5% (COST $6,389,825)		9,068,532
	Par Value	Value
SHORT TERM INVESTMENT - 6.0%
REPURCHASE AGREEMENT - 6.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $578,588, collateralized by a United States Treasury Note, 0.750%, due 03/31/18, value plus accrued interest of $590,163 (Cost: $578,587)	578,587	578,587
TOTAL SHORT TERM INVESTMENTS - 6.0% (COST $578,587)		578,587
TOTAL INVESTMENTS - 99.5% (COST $6,968,412)		9,647,119
Other Assets In Excess of Liabilities - 0.5%		44,695
TOTAL NET ASSETS - 100.0%		$9,691,814

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

oakmark.com 5

Oakmark Select Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	6.46%	27.38%	18.72%	12.76%	6.99%	12.79%
S&P 500 Index	2.91%	20.60%	18.45%	7.01%	7.30%	7.01%
Lipper Multi-Cap Value Funds Index[6]	3.28%	26.07%	16.90%	6.18%	6.91%	7.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
TRW Automotive Holdings Corp.	8.0
TE Connectivity, Ltd.	6.4
Bank of America Corp.	5.9
Capital One Financial Corp.	5.8
American International Group, Inc.	5.7
Medtronic, Inc.	5.6
JPMorgan Chase & Co.	5.3
DIRECTV	5.2
MasterCard, Inc., Class A	4.8
Liberty Interactive Corp., Class A	4.8
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$3.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$56.9 billion
Median Market Cap	$35.6 billion
Portfolio Turnover (for the six months ended 03/31/13)	39%
Expense Ratio - Class I (as of 09/30/12)	1.05%
SECTOR ALLOCATION	% of Net Assets
Information Technology	23.4
Financials	22.7
Consumer Discretionary	21.4
Health Care	10.2
Industrials	6.8
Energy	6.6
Utilities	4.3
Short-Term Investments and Other	4.6

6 THE OAKMARK FUNDS

Oakmark Select Fund  June 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased by 6% last quarter, compared to 3% for the S&P 5001. That brings the Fund's calendar year-to-date gain to 14% and its fiscal year-to-date gain to 21%, compared to gains of 14% and 13%, respectively, for the S&P 500. Our portfolio has been heavily invested in financial services, technology and economically sensitive stocks. Those sectors performed well in the quarter, and not surprisingly, our five best performers, each increasing by more than 10%, were companies in those industries: AIG, Capital One, Intel, JP Morgan, and TRW.

Our three worst performers each declined between 5% and 10%: Cenovus, Dell and portfolio newcomer, Oracle. In April, the outside investor that we believed knew Dell best, Blackstone Group, withdrew its plan to restructure the company, so we sold our stock. We maintained our positions in Oracle and Cenovus because we believe that their fundamental values remain intact.

During the quarter we also sold the rest of our shares in Discovery Holdings. As we previously said, Discovery is a great business and is very well managed. But after many years of contributing positively to our Fund, Discovery is now widely viewed in this light, and its share price reflects that. We used proceeds from those sales to increase our stakes in current holdings and also to fund a new position in Oracle.

If someone told you that they bought stock in software giant Oracle 13 years ago, and since then, sales quadrupled and EPS7 were up 7-fold, you might assume they'd made a very good investment. But they didn't. Oracle stock sold at such a high price that the stock fell by more than one-third even though the business performed exceptionally well. At Oakmark we have always said that price is the most overlooked risk factor—a high price can turn a safe business into a risky investment, and a low price can make a risky business a safe investment.

Today, selling at 11 times expected cash earnings, Oracle is priced like a below-average business. Investors have become frustrated with Oracle's slowing growth in new license sales. We believe that Oracle's best business is maintenance, which accounts for the majority of its profits. Switching costs are high, and even modest levels of new licenses lead to a growing stream of maintenance income. Management handling excess capital wisely is especially important in maturing businesses. Oracle is returning most of its earnings to shareholders. It just doubled its dividend to somewhat below 2%, and more importantly, it has reduced its outstanding shares by 5% in the past year. We believe Oracle is a better-than-average business, with better-than-average capital allocation, now priced to be a much better-than-average investment.

oakmark.com 7

Oakmark Select Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.4%
INFORMATION TECHNOLOGY - 23.4%
SOFTWARE & SERVICES - 8.9%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	$180,967
Oracle Corp. Systems Software	5,000	153,600
		334,567
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.1%
Intel Corp. Semiconductors	6,447	156,146
Texas Instruments, Inc. Semiconductors	4,250	148,198
		304,344
TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,294	241,086
		879,997
FINANCIALS - 22.7%
DIVERSIFIED FINANCIALS - 17.0%
Bank of America Corp. Other Diversified Financial Services	17,100	219,906
Capital One Financial Corp. Consumer Finance	3,450	216,695
JPMorgan Chase & Co. Other Diversified Financial Services	3,800	200,602
		637,203
INSURANCE - 5.7%
American International Group, Inc. (a) Multi-line Insurance	4,805	214,792
		851,995
CONSUMER DISCRETIONARY - 21.4%
MEDIA - 8.6%
DIRECTV (a) Cable & Satellite	3,148	193,977
Comcast Corp., Class A Cable & Satellite	3,250	128,927
		322,904
AUTOMOBILES & COMPONENTS - 8.0%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,500	298,980
RETAILING - 4.8%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	179,478
		801,362
	Shares	Value
HEALTH CARE - 10.2%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
Medtronic, Inc. Health Care Equipment	4,100	$211,027
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.6%
Forest Laboratories, Inc. (a) Pharmaceuticals	4,200	172,200
		383,227
INDUSTRIALS - 6.8%
TRANSPORTATION - 3.8%
FedEx Corp. Air Freight & Logistics	1,450	142,941
CAPITAL GOODS - 3.0%
Kennametal, Inc. Industrial Machinery	2,902	112,682
		255,623
ENERGY - 6.6%
Cenovus Energy, Inc. (b) Integrated Oil & Gas	4,525	129,047
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	4,950	118,245
		247,292
UTILITIES - 4.3%
Calpine Corp. (a) Independent Power Producers & Energy Traders	7,604	161,442
TOTAL COMMON STOCKS - 95.4% (COST $2,377,102)		3,580,938
	Par Value	Value
SHORT TERM INVESTMENTS - 4.3%
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $163,869, collateralized by a Federal Home Loan Mortgage Corp. Bond, 1.600%, due 01/09/20, value plus accrued interest of $167,149 (Cost: $163,869)	163,869	163,869
TOTAL SHORT TERM INVESTMENTS - 4.3% (COST $163,869)		163,869
TOTAL INVESTMENTS - 99.7% (COST $2,540,971)		3,744,807
Other Assets In Excess of Liabilities - 0.3%		9,811
TOTAL NET ASSETS - 100.0%		$3,754,618

(a)  Non-income producing security

(b)  Foreign domiciled corporation

8 THE OAKMARK FUNDS

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oakmark.com 9

Oakmark Equity and Income Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	0.99%	12.29%	10.19%	4.80%	7.93%	10.63%
Lipper Balanced Funds Index	0.11%	11.70%	11.01%	5.29%	6.18%	6.68%
S&P 500 Index	2.91%	20.60%	18.45%	7.01%	7.30%	7.87%
Barclays U.S. Govt./Credit Index	-2.51%	-0.62%	3.88%	5.29%	4.43%	5.83%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Dover Corp.	3.3
UnitedHealth Group, Inc.	3.1
General Dynamics Corp.	3.0
Philip Morris International, Inc.	2.8
General Motors Co.	2.6
Baker Hughes, Inc.	2.5
Nestle SA	2.5
Rockwell Automation, Inc.	2.4
Devon Energy Corp.	2.4
FedEx Corp.	2.4
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	53
Net Assets	$18.5 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$40.8 billion
Median Market Cap	$11.0 billion
Portfolio Turnover (for the six months ended 03/31/13)	31%
Expense Ratio - Class I (as of 09/30/12)	0.78%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	18.8
Energy	12.6
Consumer Discretionary	11.8
Health Care	10.0
Consumer Staples	8.8
Information Technology	6.7
Financials	6.2
Total Equity Investments	74.9
Government and Agency Securities	12.9
Corporate Bonds	1.6
Asset Backed Securities	0.1
Short-Term Investments and Other	10.5

10 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter Review

Security returns were quite disparate across countries, economic sectors and asset types in the June quarter. After a strong start, security prices became erratic after comments from Federal Reserve Chair Ben Bernanke suggested an eventual reduction (a.k.a. tapering) in Fed asset purchases. Each time the Fed has ended a stimulus program (QE1, QE2, Operation Twist) the stock market has stumbled. The difference this time was that no actual reduction in monetary support has yet occurred.

The Equity and Income Fund gained 1% for the quarter, somewhat better than the breakeven outcome that Lipper reported for its Balanced Funds Index8. For the calendar year to date the Fund has returned 7% compared to 6% for the Lipper Balanced Funds Index. The Fund's fiscal year to date return was 9% while the Lipper Balanced Funds Index returned 7% for the period.

The quarter's top contributors to Fund returns were UnitedHealth Group, General Dynamics, Northrop Grumman, TD Ameritrade and Carter's. The detractors were Walter Energy, Devon Energy, EnCana, Nestle and Diageo. We write later in this report about the retreat from safety and income experienced in the quarter, and higher yielding issues such as Nestle, Diageo and EnCana felt that downdraft. Detractors from return for the calendar six months were Walter Energy, Cenovus Energy, EnCana, Oracle and Varian Medical Systems. The largest six-month contributors were UnitedHealth, Dover, TD Ameritrade, MasterCard and General Dynamics. For the fiscal nine months Dover, Flowserve, MasterCard, General Dynamics and Lear led the contributors list while Cenovus, Walter, EnCana, Devon Energy and Apache (sold) were the largest detractors. It is striking that all of the nine-month detractors are energy commodity producers.

Reject Safety, Embrace Volatility!

During the June quarter one of us used the title above for a speech. Investors often associate the word "volatility" only with downward price movements, and this makes some sense as the severity of stock market price movements tends to be larger for downward than upward change. Fortunately, the frequency of price movements tends to favor the upside. In any event, for what seems like forever we have been arguing that safety, stability and income have been over-valued, a strange turn of events for the managers of a fund with the word "income" in its name. It is often said that the curse of value investors is to be early, and it is irrefutable that we have been early in warning about the risks of heretofore safe investments. Nevertheless, the June quarter may have seen a trend change belatedly justifying our point of view.

Our partner Bill Nygren writes in his letter concerning a recent bond issue from Apple, an equity holding in the Oakmark Fund. At the time of this bond's issuance, investors fought to obtain a piece of the offering as Apple was considered to be among the highest quality bond issuers. As Bill points out, the bond initially traded at a premium valuation but has subsequently dropped as much as 18% in price. High quality is not a defense against changes in the term structure of interest rates. Similarly, early in the quarter the U.S. Treasury's 10-year note was priced to yield 1.63%. In the recent bond market discomfiture, its price had declined by more than 9% so that the yield had increased to 2.6%. It would take more than five years of income to offset this price decline. Again, we believe quality is not a defense if an issue is mis-priced or if investor sentiment erodes. The quarter's fixed income difficulties were not limited to Treasurys as spreads widened for lower grade issues. The Fund's defensive positioning (low duration, high quality) helped to limit damage in the period.

Of course, we actually do not have a formal interest rate forecast. Our effort is to understand value in bonds, in stocks, in all securities. In our opinion, 10-year Treasurys with yields below 2% do not provide any real return (i.e., return in excess of inflation) except in the direst economic circumstances. As well, their yield is insufficient to meet the needs of the Fund's shareholders, if we are correct in our belief that the Fund's shareholders require more than a 2% return to sustain their lifestyles. (Judging by shareholder e-mails, we feel very safe in stating that 2% is inadequate.) Whether the fixed income price correction that developed in the quarter proves to be sustained we cannot say. But we will continue to await better bond market opportunities to invest the Fund's assets. Safety can prove to be ephemeral. In contrast, we believe equities offer prospects for return that justify their risks, leading us to maintain a maximum equity allocation in the Fund. There will be volatility, however, as June demonstrated. In this unusual environment, investors need to learn to tolerate, even embrace equity's volatility, as hard as that may seem, remembering that volatility goes both ways.

Transaction Activity

Given that the Fund currently holds more than 50 equities, our trading activity should probably be seen to be average in the quarter. We added four new holdings and eliminated three. Perhaps the most surprising addition is General Motors. Historically we avoided General Motors because of the company's difficult union relations and enormous underfunded post-retirement benefit liabilities. Times change, however, and GM today is a

oakmark.com 11

Oakmark Equity and Income Fund  June 30, 2013

Portfolio Manager Commentary (continued)

leaner, better-managed concern with considerable market opportunity. GM has rationalized its manufacturing footprint, reduced its cost structure and breakeven point, simplified its product portfolio and shifted investment to emerging markets. Nevertheless, the stock still suffers with the "Government Motors" taint, and the overhang of U.S. Treasury shares is not to be dismissed. We estimate that GM trades for less than the value of its much improved North American business, meaning that we obtain the impressive collection of international business and other net assets for free.

Next up alphabetically is Herman Miller, one of the largest manufacturers of office and institutional furniture in the world, perhaps best known as the maker of the iconic Eames lounge chair and Aeron desk chair. Herman Miller is a high quality business that generates impressive returns on capital in normal times, aided by its asset-light assembly model and returns-based incentive programs. But with roughly half of its sales coming from "project" business (tied to new office openings, relocations and major remodels), the company is highly cyclical, which can be seen in the peak-to-trough sales decline of 34% that occurred in fiscal years 2007 through 2009. While sales have begun to bounce back, office furniture spending tends to lag behind broad economic trends, so the industry hasn't fully recovered from the recent recession. When sales return to more typical levels, we believe management's earnings target—which is more than 50% higher than current earnings—will be eminently achievable.

We also initiated a position in National Oilwell Varco, one of the world's largest providers of equipment for oil and gas drilling. About half of its business is drill rig equipment, and the other half is a diverse assortment of pipes, pumps, tools, consumables and a distribution business. The company has leading market shares across its various businesses, especially deepwater drilling equipment, which has led to strong growth and very high returns on invested capital. This growth has recently stalled as weak natural gas prices have led to a decline in the North American rig count. We expect the North American rig count to increase this fall. We also believe that deepwater rig equipment orders may remain strong for many more years as about one-third of the fleet is over 20 years old and will be retired over the next decade. Given our positive view on the demand for rig equipment, the sustainability of the company's competitive position and its discounted valuation, we believe the stock to be undervalued.

The final new purchase was U.S. Bancorp, the fifth largest U.S. bank in terms of deposits. Seven years ago we determined that investing in banks was too risky for a conservative Fund. Over the past four years the efforts of the Federal Reserve to rehabilitate the banking sector have succeeded to the point that we again feel comfortable increasing the Fund's exposure to the industry. U.S. Bancorp is a high quality institution in terms of assets, and fees make up nearly half its revenues. The company also has a large payment processing subsidiary, a business deserving of an above average valuation. We perceive management to be both conservative and shareholder-friendly.

We eliminated the Fund's holdings of C.R. Bard, Pharmerica and Walter Energy, which together made up just over 1% of the Fund's assets at the beginning of the quarter. In our opinion Bard and Pharmerica, both positive contributors to Fund return, were likely to struggle to sustain historic earnings growth rates as health care regulation and payment systems evolve. With Walter we made a variety of mistakes, but in particular we underestimated how much China's aggressive investment in steel production had distorted that industry. As demand for China's steel diminished, the impact on the price of metallurgical coal significantly impaired Walter's prospects.

This is the first report to reflect the efforts of the new portfolio management team. All have had a part in constructing this letter, and we hope that you enjoy the combination of different voices. We are all honored that our shareholders entrust their assets to this Fund. We thank you and welcome your questions and comments.

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 74.9%
INDUSTRIALS - 18.8%
CAPITAL GOODS - 16.2%
Dover Corp. Industrial Machinery	7,814	$606,820
General Dynamics Corp. Aerospace & Defense	7,074	554,133
Rockwell Automation Inc. Electrical Components & Equipment	5,347	444,508
Flowserve Corp. Industrial Machinery	6,926	374,079
Parker Hannifin Corp. Industrial Machinery	3,589	342,386
Illinois Tool Works, Inc. Industrial Machinery	4,239	293,239
Northrop Grumman Corp. Aerospace & Defense	3,065	253,749
Teledyne Technologies, Inc. (a) Aerospace & Defense	857	66,321
Kaydon Corp. Industrial Machinery	966	26,621
Blount International, Inc. (a) Industrial Machinery	2,165	25,592
Crane Co. Industrial Machinery	271	16,220
		3,003,668
TRANSPORTATION - 2.5%
FedEx Corp. Air Freight & Logistics	4,418	435,493
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	500	21,880
		457,373
COMMERCIAL & PROFESSIONAL SERVICES - 0.1%
Herman Miller, Inc. Office Services & Supplies	730	19,768
		3,480,809
ENERGY - 12.6%
Baker Hughes, Inc. Oil & Gas Equipment & Services	10,059	464,031
Devon Energy Corp. Oil & Gas Exploration & Production	8,424	437,027
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	4,582	315,665
Cenovus Energy, Inc. (b) Integrated Oil & Gas	9,901	282,366
Encana Corp. (b) (c) Oil & Gas Exploration & Production	14,713	249,245
Cimarex Energy Co. Oil & Gas Exploration & Production	3,449	224,177
Range Resources Corp. Oil & Gas Exploration & Production	2,565	198,330
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	1,497	125,296
Patterson-UTI Energy, Inc. Oil & Gas Drilling	1,730	33,484
		2,329,621
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 5.5%
General Motors Co. (a) Automobile Manufacturers	14,263	$475,084
BorgWarner, Inc. (a) Auto Parts & Equipment	3,229	278,152
Lear Corp. Auto Parts & Equipment	4,424	267,454
		1,020,690
RETAILING - 2.7%
Foot Locker, Inc. Apparel Retail	6,838	240,229
Staples, Inc. Specialty Stores	12,013	190,523
HSN, Inc. Catalog Retail	1,034	55,525
		486,277
MEDIA - 2.1%
Scripps Networks Interactive, Inc., Class A Broadcasting	5,895	393,564
CONSUMER DURABLES & APPAREL - 1.5%
Carter's, Inc. Apparel, Accessories & Luxury Goods	2,317	171,605
Leggett & Platt, Inc. Home Furnishings	3,455	107,424
		279,029
		2,179,560
HEALTH CARE - 10.0%
HEALTH CARE EQUIPMENT & SERVICES - 8.4%
UnitedHealth Group, Inc. Managed Health Care	8,799	576,132
Laboratory Corp. of America Holdings (a) Health Care Services	2,524	252,683
Quest Diagnostics, Inc. Health Care Services	4,115	249,468
Omnicare, Inc. Health Care Services	5,138	245,153
Varian Medical Systems, Inc. (a) Health Care Equipment	3,363	226,863
		1,550,299
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.6%
Hospira, Inc. (a) Pharmaceuticals	6,217	238,192
Bruker Corp. (a) Life Sciences Tools & Services	3,834	61,911
		300,103
		1,850,402

oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 74.9% (continued)
CONSUMER STAPLES - 8.8%
FOOD, BEVERAGE & TOBACCO - 7.2%
Philip Morris International, Inc. Tobacco	5,915	$512,349
Nestle SA (d) Packaged Foods & Meats	6,956	457,572
Diageo PLC (d) Distillers & Vintners	3,124	359,150
		1,329,071
FOOD & STAPLES RETAILING - 1.6%
CVS Caremark Corp. Drug Retail	5,285	302,205
		1,631,276
INFORMATION TECHNOLOGY - 6.7%
SOFTWARE & SERVICES - 4.7%
Oracle Corp. Systems Software	12,975	398,577
MasterCard, Inc., Class A Data Processing & Outsourced Services	535	307,333
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	5,904	156,915
		862,825
TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	6,797	309,517
ARRIS Group, Inc. (a) Communications Equipment	3,833	55,002
		364,519
		1,227,344
FINANCIALS - 6.2%
DIVERSIFIED FINANCIALS - 3.7%
Bank of America Corp. Other Diversified Financial Services	30,211	388,519
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	291,635
		680,154
INSURANCE - 1.6%
Principal Financial Group, Inc. Life & Health Insurance	4,727	177,011
Aflac, Inc. Life & Health Insurance	2,077	120,704
		297,715
BANKS - 0.9%
U.S. Bancorp Diversified Banks	4,461	161,259
		1,139,128
TOTAL COMMON STOCKS - 74.9% (COST $9,954,821)		13,838,140
	Par Value		Value
FIXED INCOME - 14.6%
GOVERNMENT AND AGENCY SECURITIES - 12.9%
U.S. GOVERNMENT NOTES - 11.9%
1.375%, due 07/15/18, Inflation Indexed		537,548	$587,105
1.25%, due 07/15/20, Inflation Indexed		531,522	577,366
0.125%, due 09/30/13		299,070	299,093
2.125%, due 01/15/19, Inflation Indexed		215,960	244,221
1.00%, due 09/30/16		199,380	200,735
0.125%, due 08/31/13		199,380	199,396
1.00%, due 01/15/14		99,690	100,161
			2,208,077
U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Banks, 1.65%, due 07/18/19		29,550	28,392
Federal Home Loan Mortgage Corp., 2.00%, due 08/08/17		24,930	24,975
Federal Home Loan Mortgage Corp., 2.25%, due 03/13/20		25,000	24,924
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,234
Federal Home Loan Banks, 1.00%, due 07/10/18		10,845	10,789
Federal National Mortgage Association, 1.00%, due 07/18/18		9,825	9,805
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,296
			132,415
CANADIAN GOVERNMENT BONDS - 0.3%
4.25%, due 12/01/21, Inflation Indexed	CAD	36,826	45,733
Total Government and Agency Securities (Cost $2,274,099)			2,386,225
CORPORATE BONDS - 1.6%
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	51,535
Fifth & Pacific Cos., Inc., 10.50%, due 04/15/19		27,163	29,676
Denbury Resources, Inc., 8.25%, due 02/15/20		21,771	23,513
Delphi Corp., 5.875%, due 05/15/19		20,943	22,252
Triumph Group, Inc., 8.625%, due 07/15/18		20,000	21,600
Kinetic Concepts, Inc., 12.50%, due 11/01/19		14,360	14,791
Omnicare, Inc., 7.75%, due 06/01/20		13,500	14,783
Quiksilver, Inc., 6.875%, due 04/15/15		15,000	14,700
ASML Holding NV, 5.75%, due 06/13/17	EUR	9,660	14,453
The Manitowoc Co., Inc., 8.50%, due 11/01/20		11,825	12,889
Penn National Gaming, Inc., 8.75%, due 08/15/19		9,970	10,917

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 14.6% (continued)
CORPORATE BONDS - 1.6% (continued)
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)	9,605	$10,097
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	9,621
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,016
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	6,910
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (e) (f)	6,000	5,385
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,077
Walter Energy, Inc., 144A, 9.875%, due 12/15/20 (e)	5,390	4,689
Walter Energy, Inc., 144A, 8.50%, due 04/15/21 (e)	5,000	4,000
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,070
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)	250	266
Hologic, Inc., 6.25%, due 08/01/20	250	259
Tempur Sealy International, Inc., 144A, 6.875%, due 12/15/20 (e)	100	106
Total Corporate Bonds (Cost $283,283)		287,605
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.743%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	11,471
CONVERTIBLE BOND - 0.0% (g)
Live Nation Entertainment, Inc., 2.875%, due 07/15/27 (Cost $834)	828	837
TOTAL FIXED INCOME - 14.6% (COST $2,569,666)		2,686,138
SHORT TERM INVESTMENTS - 10.6%
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $762,767, collateralized by a United States Treasury Note, 0.625%, due 08/31/17, value plus accrued interest of $778,023 (Cost: $762,766)	762,766	762,766
	Par Value		Value
COMMERCIAL PAPER - 3.7%
Toyota Motor Credit Corp., 0.09%, due 07/26/13 - 08/02/13 (h)		200,000	$199,985
General Mills Inc., 144A, 0.12% - 0.17%, due 07/01/13 - 07/18/13 (e) (h)		149,667	149,662
Kellogg Co., 144A, 0.15% - 0.16%, due 07/11/13 - 07/25/13 (e) (h)		125,000	124,991
Wellpoint, Inc., 144A, 0.21% - 0.25%, due 07/01/13 - 08/22/13 (e) (h)		125,000	124,991
Wal-Mart Stores, Inc., 144A, 0.06%, due 07/09/13 (e) (h)		50,000	49,999
Medtronic, Inc., 144A, 0.07% - 0.08%, due 07/02/13 - 07/09/13 (e) (h)		29,000	29,000
BP Capital Markets PLC, 144A, 0.11%, due 07/31/13 (e) (h)		3,000	3,000
Total Commercial Paper (Cost $681,628)			681,628
CANADIAN TREASURY BILLS - 1.5%
1.03% - 1.05%, due 08/01/13 - 11/21/13 (h) (Cost $298,724)	CAD	298,300	282,867
CORPORATE BONDS - 0.8%
Citigroup, Inc., 6.00%, due 12/13/13		34,839	35,649
MetLife, Inc., 2.38%, due 02/06/14		34,806	35,187
Time Warner Cable, Inc., 6.20%, due 07/01/13		28,300	28,300
Dell, Inc., 1.40%, due 09/10/13		25,060	25,070
United Parcel Service, Inc., 3.88%, due 04/01/14		13,075	13,405
General Mills, Inc., 5.25%, due 08/15/13		9,199	9,254
Walgreen Co., 4.88%, due 08/01/13		3,008	3,019
Total Corporate Bonds (Cost $150,025)			149,884

oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 10.6% (continued)
GOVERNMENT AND AGENCY SECURITIES - 0.5%
United States Treasury Note, 0.19%, due 07/15/13 (h) (Cost $99,721)	99,690	$99,720
TOTAL SHORT TERM INVESTMENTS - 10.6% (COST $1,992,864)		1,976,865
TOTAL INVESTMENTS - 100.1% (COST $14,517,351)		18,501,143
Liabilities In Excess of Other Assets - (0.1)%		(13,342)
NET ASSETS - 100.0%		$18,487,801

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  A portion of the security out on loan.

(d)  Sponsored American Depositary Receipt

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(f)  Floating Rate Note. Rate shown is as of June 30, 2013.

(g)  Amount rounds to less than 0.1%.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD Canadian Dollar

  EUR Euro

16 THE OAKMARK FUNDS

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oakmark.com 17

Oakmark Global Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	4.75%	28.16%	14.43%	6.23%	10.06%	10.93%
MSCI World Index	0.65%	18.58%	13.72%	2.70%	7.25%	3.01%
Lipper Global Funds Index[11]	1.23%	19.69%	12.05%	2.99%	7.53%	4.11%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Oracle Corp.	4.2
Credit Suisse Group	4.1
Julius Baer Group, Ltd.	4.0
Daimler AG	3.8
MasterCard, Inc., Class A	3.7
Snap-on, Inc.	3.5
Tenet Healthcare Corp.	3.5
Incitec Pivot, Ltd.	3.2
TE Connectivity, Ltd.	3.2
General Motors Co.	3.2
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	41
Net Assets	$2.5 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$35.7 billion
Median Market Cap	$13.5 billion
Portfolio Turnover (for the six months ended 03/31/13)	26%
Expense Ratio - Class I (as of 09/30/12)	1.16%
SECTOR ALLOCATION	% of Net Assets
Information Technology	25.9
Industrials	22.6
Consumer Discretionary	11.6
Financials	10.6
Health Care	8.6
Materials	7.2
Energy	6.7
Consumer Staples	2.9
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.5
United States	46.5
Europe	35.0
Switzerland	18.2
Germany*	6.2
Netherlands*	3.9
UK	3.4
Italy*	3.3
% of Equity
Asia	15.1
Japan	15.1
Australasia	3.4
Australia	3.4

*  Euro currency countries comprise 13.4% of equity investments

18 THE OAKMARK FUNDS

Oakmark Global Fund  June 30, 2013

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

The June quarter was a fascinating period for investors in global equities. Several countries' stock markets entered corrections (i.e., declines in excess of 10%), and Japan's energetic bull market quickly became a bear market (down 20% from the peak). Despite extreme volatility, Japan still finished the quarter with a positive return. The U.S. experience was more muted, but statements from Federal Reserve officials discomfited investors, causing stocks to sell off from their interim high. The Oakmark Global Fund had a strong quarter in relative terms, gaining 5%. The MSCI World Index10 was up 1% in the period while the Lipper Global Fund Index11 returned 1%.

For the calendar year to date, the returns are 14% for the Oakmark Global Fund, 8% for the MSCI World Index and 8% for the Lipper Global Fund Index. For the Fund's fiscal year to date (beginning October 1, 2012), the returns are 25% for the Fund, 11% for the MSCI and 13% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 11% compound annualized rate of return since its inception in 1999.

For the quarter the countries that contributed most to the Global Fund's return were Japan, the U.S. and Switzerland. Stocks from Australia, the Netherlands and the U.K. generated losses in the quarter. For the calendar six months holdings located in Australia, Spain and Netherlands suffered price declines. Calendar-year and fiscal-year-to-date return contributions were highest in the U.S., Japan and Switzerland. Australia and the Netherlands were the only detractors for the fiscal year.

The Fund holdings with the highest individual contribution to return for the quarter were Daiwa Securities (Japan), Daimler (Germany), Live Nation Entertainment (U.S.), OMRON (Japan) and Toyota Motor (Japan). The primary detractors were Incitec Pivot (Australia), Cimarex Energy (U.S.), Oracle (U.S.), Devon Energy (U.S.) and Canon (Japan). Daiwa also led for the calendar year to date followed by Tenet Healthcare (U.S.), Live Nation, TE Connectivity (Switzerland) and Toyota Motor. Incitec Pivot again led the detractors list with negative results also from Canon, Oracle, Akzo Nobel (Netherlands) and Kuehne + Nagel (Switzerland). For the fiscal year the contribution list is almost the same, except that Toyota moves up to third place and Credit Suisse (Switzerland) edges out TE Connectivity for the fifth position. The nine-month detractors were Square Enix (Japan), Incitec Pivot, Devon Energy, Apache (U.S.—sold) and Philips (Netherlands—a new purchase described later in this report).

Portfolio Activity

The June quarter's stock market volatility, which was generally positive, provided opportunities to harvest gains in holdings that approached our price targets. We eliminated three holdings and initiated four new positions. Perhaps the most surprising addition is General Motors. For decades Harris Associates had no interest in General Motors because of the company's difficult union relations and enormous underfunded post-retirement benefit liabilities. Times change, however, and GM today is a leaner, better-managed concern with considerable market opportunity. GM has rationalized its manufacturing footprint, reduced its cost structure and breakeven point, simplified its product portfolio and shifted investment to emerging markets. Nevertheless, the stock still suffers with the "Government Motors" taint, and the overhang of U.S. Treasury shares is not to be dismissed. We estimate that GM trades for less than the value of its much improved North American business, meaning that we obtain the impressive collection of international business and other net assets for free.

We also initiated a position in National Oilwell Varco, one of the world's largest providers of equipment for oil and gas drilling. About half of its business is drill rig equipment, and the other half is a diverse assortment of pipes, pumps, tools, consumables and a distribution business. The company has leading market shares across its various businesses, especially deepwater drilling equipment, which has led to strong growth and very high returns on invested capital. This growth has recently stalled as weak natural gas prices have led to a decline in the North American rig count. We expect the North American rig count to increase this fall. We also believe that deepwater rig equipment orders may remain strong for many more years as about one-third of the fleet is over 20 years old and will be retired over the next decade. Given our positive view on the demand for rig equipment, the sustainability of the company's competitive position and its discounted valuation, we believe the stock to be undervalued.

Philips was added mid-quarter, but the stock has been on and off our approved list numerous times since the late 1990s. Today, a new management team is cutting costs. It is also transitioning the company away from traditional light bulb production and towards LED lighting, and it is using the company's prodigious cashflows to repurchase shares and generate solid dividends. Although the LED transition does not come without risks, we feel that those risks are limited given that Philips holds the number one position in lighting and around 60% of the company's value comes from its strong medical business.

The last name we added during the quarter was Travis Perkins, a builder's merchant and DIY retailer in the U.K. The challenging economic climate enables us to own this quality business at a compelling price. The company should begin to benefit from improved housing demand in the U.K., where the residential new building sector has been growing due to the older age of available housing.

We eliminated two long-time U.S. holdings that achieved our price targets. The Global Fund purchased its first Discovery Communications shares 11 years ago. This company, a portfolio

oakmark.com 19

Oakmark Global Fund  June 30, 2013

Portfolio Manager Commentary (continued)

of cable television channels and other properties, has proven to be an ideal example of our methodology. To review, our value investing approach demands that we invest in companies at a substantial discount to their current intrinsic value per share, that holdings persistently grow that intrinsic value per share and that the company's management thinks and acts as business owners and treats their shareholders as their partners. With Discovery we found a stock that fully met all of these requirements. We thank the Discovery management team for their stewardship of our shareholders' capital. We also eliminated Equifax, an important data provider to employers and the consumer finance industry. This was our Fund's second successful experience with Equifax. In 2006 we feared that excesses had developed in the consumer finance and mortgage sectors, so we sold our Equifax holding. In 2009 we perceived a second opportunity in the stock as the economy emerged from its severe recession. We believe that the share price now reflects that opportunity, so we exited the position.

Unfortunately, our last elimination did not meet our expectations. During the quarter we sold our position in Banco Santander (Spain). After the announcement of the new CEO and resignation of a leading independent board member, we became increasingly concerned about corporate governance. We believe management is more focused on maintaining control of the bank rather than creating shareholder value, and therefore we liquidated our position.

Japan—Seven Short Months

From mid-November through mid-May the Japanese market, measured by the TOPIX12, increased roughly 80% based on the new prime minister's economic plan, called Abenomics. This plan aims to end deflation and resume economic growth via quantitative easing and structural reforms. While Abenomics is in its early days and nothing long-lasting has changed as of yet, we are encouraged by what we hear and hope the lost decades will finally pass. Having said this, our investment thesis for owning Japanese companies was never based on these macro trends. Instead, it was based on finding well managed companies with good long-term fundamentals at extremely low valuations. This combination of price and value led to a weighting in Japan in excess of 22% as of September 30, 2012. Today this weighting has dropped to around 15%, despite the strong price appreciation of most of our holdings. Some may wonder why we would sell when things are seemingly getting better in Japan. The simple answer is price. Our disciplined, repeatable and fundamentally-based approach to value investing means that we buy when things are cheap and sell when they are dear. We neither have changed our opinion on our companies nor have we lost hope in economic change. We just no longer see as much margin of safety today, based on price, as we did back in September.

Currency Hedges

Although some global currencies have weakened compared to the U.S. dollar, we continue to believe they are overvalued, so we defensively hedge the Fund's currency exposure. The Japanese yen continued to depreciate during the quarter, and we decreased our hedge to 16% of our yen exposure. The Australian dollar depreciated to levels not seen since 2010, and we decreased our hedge to 42% of the underlying exposure. Additionally, 20% of the Swiss franc exposure was hedged at quarter end.

As always, we thank you for being our shareholders and partners in the Oakmark Global Fund. We look forward to your questions and comments.

20 THE OAKMARK FUNDS

Oakmark Global Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
INFORMATION TECHNOLOGY - 25.9%
SOFTWARE & SERVICES - 9.8%
Oracle Corp. (United States) Systems Software	3,401	$104,463
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	163	93,586
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	3,920	47,193
		245,242
TECHNOLOGY HARDWARE & EQUIPMENT - 8.6%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,788	81,421
Canon, Inc. (Japan) Office Electronics	1,546	50,427
Hirose Electric Co., Ltd. (Japan) Electronic Components	343	45,196
OMRON Corp. (Japan) Electronic Components	1,333	39,678
		216,722
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.5%
Texas Instruments, Inc. (United States) Semiconductors	1,869	65,182
Intel Corp. (United States) Semiconductors	2,483	60,143
Applied Materials, Inc. (United States) Semiconductor Equipment	3,365	50,174
ROHM Co., Ltd. (Japan) Semiconductors	356	14,358
		189,857
		651,821
INDUSTRIALS - 22.6%
CAPITAL GOODS - 12.5%
Snap-on, Inc. (United States) Industrial Machinery	988	88,290
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	7,105	79,205
Rheinmetall AG (Germany) Industrial Conglomerates	1,147	53,466
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	1,712	46,666
Travis Perkins PLC (UK) Trading Companies & Distributors	1,191	26,373
Smiths Group PLC (UK) Industrial Conglomerates	958	19,055
		313,055
	Shares	Value
TRANSPORTATION - 7.6%
FedEx Corp. (United States) Air Freight & Logistics	798	$78,618
Union Pacific Corp. (United States) Railroads	371	57,176
Kuehne + Nagel International AG (Switzerland) Marine	499	54,828
		190,622
COMMERCIAL & PROFESSIONAL SERVICES - 2.5%
Adecco SA (Switzerland) Human Resource & Employment Services	1,111	63,328
		567,005
CONSUMER DISCRETIONARY - 11.6%
AUTOMOBILES & COMPONENTS - 9.5%
Daimler AG (Germany) Automobile Manufacturers	1,590	96,182
General Motors Co. (United States) (a) Automobile Manufacturers	2,442	81,343
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	2,635	34,140
Toyota Motor Corp. (Japan) Automobile Manufacturers	456	27,558
		239,223
MEDIA - 2.1%
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	3,382	52,417
		291,640
FINANCIALS - 10.6%
DIVERSIFIED FINANCIALS - 10.6%
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,890	103,159
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,548	99,528
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,693	64,612
		267,299
HEALTH CARE - 8.6%
HEALTH CARE EQUIPMENT & SERVICES - 8.6%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,894	87,322
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	782	78,318
Health Net, Inc. (United States) (a) Managed Health Care	1,565	49,782
		215,422

oakmark.com 21

Oakmark Global Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
MATERIALS - 7.2%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	31,196	$81,597
Akzo Nobel NV (Netherlands) Diversified Chemicals	863	48,646
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,246	41,433
International Flavors & Fragrances, Inc. (United States) Specialty Chemicals	116	8,730
		180,406
ENERGY - 6.7%
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	1,326	68,793
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	831	57,221
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	655	42,567
		168,581
CONSUMER STAPLES - 2.9%
FOOD, BEVERAGE & TOBACCO - 2.9%
Nestle SA (Switzerland) Packaged Foods & Meats	562	36,846
Diageo PLC (UK) Distillers & Vintners	1,271	36,343
		73,189
TOTAL COMMON STOCKS - 96.1% (COST $2,013,376)		2,415,363
	Par Value	Value
SHORT TERM INVESTMENT - 2.8%
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $70,728, collateralized by a Federal Home Loan Mortgage Corp. Bond, 1.600%, due 01/09/20, value plus accrued interest of $72,145 (Cost: $70,728)	70,728	70,728
TOTAL SHORT TERM INVESTMENTS - 2.8% (COST $70,728)		70,728
TOTAL INVESTMENTS - 98.9% (COST $2,084,104)		2,486,091
Foreign Currencies (Cost $594) - 0.0% (b)		592
Other Assets In Excess of Liabilities - 1.1%		28,274
TOTAL NET ASSETS - 100.0%		$2,514,957

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

22 THE OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	5.88%	30.44%	16.90%	12.80%	7.54%
MSCI World Index	0.65%	18.58%	13.72%	2.70%	2.81%
Lipper Global Funds Index[11]	1.23%	19.69%	12.05%	2.99%	3.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Daimler AG	7.1
Fiat Industrial SPA	5.7
Kuehne + Nagel International AG	5.4
Adecco SA	5.0
Daiwa Securities Group, Inc.	5.0
Credit Suisse Group	4.8
Bank of America Corp.	4.7
American International Group, Inc.	4.7
Capital One Financial Corp.	4.7
Liberty Interactive Corp., Class A	4.6
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	22
Net Assets	$902.0 million
Benchmark	MSCI World Index
Weighted Average Market Cap	$57.6 billion
Median Market Cap	$39.2 billion
Portfolio Turnover (for the six months ended 03/31/13)	38%
Expense Ratio - Class I (as of 09/30/12)	1.23%
SECTOR ALLOCATION	% of Net Assets
Financials	28.5
Industrials	20.8
Information Technology	17.6
Consumer Discretionary	16.1
Health Care	4.5
Energy	3.6
Consumer Staples	3.5
Short-Term Investments and Other	5.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.6
United States	43.8
Canada	3.8
Europe	41.8
Switzerland	20.7
Germany*	7.5
Italy*	6.1
France*	3.8
UK	3.7
% of Equity
Asia	10.6
Japan	10.6

*  Euro currency countries comprise 17.4% of equity investments

24 THE OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2013

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 6% for the quarter ended June 30, 2013, outperforming the MSCI World Index10, which was up just under 1%. More importantly, the Fund has returned an average of 8% per year since inception, outperforming the MSCI World Index, which has averaged 3% per year over the same period.

We've discussed Daiwa Securities, Japan's second-largest brokerage, many times in past commentaries, and it was again a top contributor this quarter, returning 21%. Daiwa's fiscal 2012 results were very strong. Net operating revenues increased 24%, and operating expenses decreased about 7% from the year-ago period. The retail unit performed particularly well, as revenues increased 16% for the year and were 44% higher compared with the previous quarter. Operating profit in the retail unit rose 72% versus 2011, and operating margins were better than our estimates. Profits in the asset management and wholesale units were also stronger than we expected, and robust equity trading helped the company's investment bank results. These business successes, combined with the weakened yen and the strengthened Japanese equity market, reinforce our view that Daiwa will provide good long-term returns for its shareholders.

Another top contributor for the quarter was Daimler, the global auto manufacturer of the Mercedes brand. Even though Daimler's first-quarter results were below expectations, investors remained upbeat, and Daimler's stock price continued to climb due to improving sales trends in the auto industry. The company's Mercedes-Benz deliveries increased nearly 12% in April, and since the beginning of the year unit sales increased about 6%. Mercedes-Benz sales in the U.S. grew just over 4% during the past quarter, and year-to-date sales were up 10% versus the year-ago period. In addition, Daimler announced that it may sell four company-owned Mercedes-Benz dealerships in Germany to reduce costs and better align its profitability with its close competitors, BMW and Audi.

The largest detractor from performance was Canon, a Japan-based professional and consumer solutions company, which lost 8%. Canon's first quarter results were weaker than expectations and guidance. Camera sales were hit particularly hard due to excess inventory stocked up after the Thai floods. Demand did not come through as expected, particularly in China and Europe, so heavy discounting was used to move excess inventory. For the remainder of the year, Canon should scale back these steep discounts, which will improve margins. Canon's office segment also produced weak results; however, a recent refresh of their entire lineup of printers should help that division. Despite Canon's disappointing first quarter results, we believe it remains a good long-term investment opportunity for our shareholders.

We purchased three new names during the quarter: Bank of America, one of the largest banks in the U.S.; Diageo, the leading premium spirits business in the world; and Oracle, the largest provider of enterprise software. During the quarter we sold Texas Instruments as it approached our estimate of intrinsic value. We also sold Dell during the quarter. In last quarter's commentary we discussed the many external parties interested in purchasing Dell. Blackstone, the potential bidder in which we had the most confidence, withdrew from the bidding process and confirmed it would not offer to purchase the company. That surprised and disappointed us, so we sold our position and allocated the capital to other names in which we have more confidence.

Geographically, we ended the quarter with our European holdings increasing to 42% and Japanese holdings decreasing to 11%. North America accounts for the remainder of the Fund's equity holdings.

Although many global currencies have weakened compared to the U.S. dollar, we continue to believe some are overvalued, and we are defensively hedging the Fund's currency exposure. As of quarter end, approximately 18% of the Swiss franc and 9% of the Japanese yen exposures were hedged.

We thank you, our shareholders, for your continued support and confidence.

oakmark.com 25

Oakmark Global Select Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.6%
FINANCIALS - 28.5%
DIVERSIFIED FINANCIALS - 23.8%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	5,333	$44,791
Credit Suisse Group (Switzerland) Diversified Capital Markets	1,645	43,631
Bank of America Corp. (United States) Other Diversified Financial Services	3,310	42,567
Capital One Financial Corp. (United States) Consumer Finance	675	42,397
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	775	40,912
		214,298
INSURANCE - 4.7%
American International Group, Inc. (United States) (a) Multi-line Insurance	950	42,465
		256,763
INDUSTRIALS - 20.8%
TRANSPORTATION - 10.1%
Kuehne + Nagel International AG (Switzerland) Marine	447	49,064
FedEx Corp. (United States) Air Freight & Logistics	421	41,502
		90,566
CAPITAL GOODS - 5.7%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	4,622	51,530
COMMERCIAL & PROFESSIONAL SERVICES - 5.0%
Adecco SA (Switzerland) Human Resource & Employment Services	793	45,227
		187,323
INFORMATION TECHNOLOGY - 17.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 8.6%
Canon, Inc. (Japan) Office Electronics	1,205	39,294
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	854	38,887
		78,181
SOFTWARE & SERVICES - 4.5%
Oracle Corp. (United States) Systems Software	1,320	40,550
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
Intel Corp. (United States) Semiconductors	1,667	40,375
		159,106
	Shares	Value
CONSUMER DISCRETIONARY - 16.1%
AUTOMOBILES & COMPONENTS - 7.8%
Daimler AG (Germany) Automobile Manufacturers	1,054	$63,769
Toyota Motor Corp. (Japan) Automobile Manufacturers	107	6,486
		70,255
RETAILING - 4.7%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	1,820	41,878
Groupe FNAC (France) (a) (b) Department Stores	18	388
		42,266
CONSUMER DURABLES & APPAREL - 3.6%
Kering (France) Apparel, Accessories & Luxury Goods	159	32,297
		144,818
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
Medtronic, Inc. (United States) Health Care Equipment	792	40,764
ENERGY - 3.6%
Cenovus Energy, Inc. (Canada) Integrated Oil & Gas	1,150	32,798
CONSUMER STAPLES - 3.5%
FOOD, BEVERAGE & TOBACCO - 3.5%
Diageo PLC (UK) Distillers & Vintners	1,116	31,897
TOTAL COMMON STOCKS - 94.6% (COST $727,645)		853,469
	Par Value	Value
SHORT TERM INVESTMENTS - 5.3%
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $47,199, collateralized by a Federal Home Loan Mortgage Corp. Bond, 1.600%, due 01/09/20, value plus accrued interest of $48,147 (Cost: $47,199)	47,199	47,199
TOTAL SHORT TERM INVESTMENTS - 5.3% (COST $47,199)		47,199
TOTAL INVESTMENTS - 99.9% (COST $774,844)		900,668
Foreign Currencies (Cost $72) - 0.0% (c)		72
Other Assets In Excess of Liabilities - 0.1%		1,251
TOTAL NET ASSETS - 100.0%		$901,991

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

26 THE OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	3.76%	34.59%	14.35%	9.92%	11.08%	10.59%
MSCI World ex U.S. Index	-1.61%	17.07%	9.43%	-0.84%	7.86%	6.08%
MSCI EAFE Index[14]	-0.98%	18.62%	10.04%	-0.63%	7.67%	5.87%
Lipper International Funds Index[15]	-0.56%	17.93%	9.62%	0.15%	8.21%	7.00%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	4.8
Daimler AG	4.1
Intesa Sanpaolo SPA	3.6
BNP Paribas SA	3.4
Lloyds Banking Group PLC	3.0
Allianz SE	2.7
Fiat Industrial SPA	2.7
Orica, Ltd.	2.6
Daiwa Securities Group, Inc.	2.6
Bayerische Motoren Werke (BMW) AG	2.6
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	60
Net Assets	$17.1 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$40.6 billion
Median Market Cap	$16.0 billion
Portfolio Turnover (for the six months ended 03/31/13)	33%
Expense Ratio - Class I (as of 09/30/12)	1.06%
SECTOR ALLOCATION	% of Net Assets
Financials	26.7
Consumer Discretionary	23.2
Industrials	16.5
Consumer Staples	9.0
Materials	7.9
Information Technology	7.8
Health Care	3.3
Short-Term Investments and Other	5.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	75.3
Switzerland	18.0
UK	15.6
France*	11.6
Germany*	11.4
Italy*	6.7
Netherlands*	5.5
Sweden	5.4
Ireland*	1.1
% of Equity
Asia	14.8
Japan	14.8
Australasia	5.6
Australia	5.6
Middle East	2.2
Isreal	2.2
North America	2.0
Canada	2.0
Latin America	0.1
Mexico	0.1

*  Euro currency countries comprise 36.3% of equity investments

28 THE OAKMARK FUNDS

Oakmark International Fund  June 30, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 4% for the quarter ended June 30, 2013, outperforming the MSCI World ex U.S. Index13, which lost 2% over the same period. Since its inception in September 1992, the Fund has returned an average of 11% per year, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Lloyds Banking Group, one of the dominant retail banks in the U.K., was the top contributor to performance for the quarter, returning 30%. Lloyds continues to make very good progress de-risking its balance sheet, and its funding, liquidity and capital generation are also improving. During the quarter Lloyds announced several divestitures within its non-core bank, including the sale of U.S. RMBS securities and its International Private Banking operation. The increased pace of divesting of non-core assets primarily reflects attractive pricing caused by an increase in demand from investors searching for yield. The price Lloyd's received for the RMBS securities, 79% of par, was materially higher than what the bank expected to receive only a few months ago and significantly more than the security was worth at the end of 2010, when it was priced at approximately 55% of par. Additionally, the core bank profitability is improving despite the difficult macro environment and interest rate headwinds.

Another top contributor for the quarter was Daimler, the global auto manufacturer of the Mercedes brand. Even though Daimler's first-quarter results were below expectations, investors remained upbeat, and Daimler's stock price continued to climb due to improving sales trends in the auto industry. The company's Mercedes-Benz deliveries increased nearly 12% in April, and since the beginning of the year unit sales increased about 6%. Mercedes-Benz sales in the U.S. grew just over 4% during the past quarter, and year-to-date sales were up 10% versus the year-ago period. In addition, Daimler announced that it may sell four company-owned Mercedes-Benz dealerships in Germany to reduce costs and better align its profitability with its close competitors, BMW and Audi.

The largest detractor from performance for the quarter was Orica, an Australian mining services company, which fell 25%. North American explosives demand has been weak, but it is showing early signs of improvement driven by coal and aggregates. Meanwhile, volume continues to grow in both Australasia and Latin America. Importantly, explosives demand is tied to mine production and extraction, rather than the mining industry's capital expenditures, which are now in decline. Though Orica's Ground Support business continues to underperform, the company has recognized the issue and is thoroughly restructuring the business, which will cut costs and promote cross-selling of the company's products. Finally, in late June Orica announced that, due to health issues, CFO Noel Meehan will leave the company in October and will be replaced by an internal successor. Because Meehan's health issues were well known and the company has built in a long transition period, we do not find this departure to be concerning. We believe Orica's performance this quarter is an example of when the stock price movement in a quarter does not reflect the fundamentals of the business. We continue to view Orica as an attractive long-term investment.

Another detractor was AMP, the leading independent wealth management company in Australia and New Zealand, which fell 28%. In late June AMP preannounced their results, including A$32 mm of losses in its Contemporary Wealth Protection (CWP) business during the first five months of the year. This news sent the share price tumbling by nearly 13%. In May, the company noted that investor sentiment, market performance and the economic climate were particularly bad in Australia and had driven up claims and lapse rates. Although these problems were well-known, the magnitude of their persistence was surprising. To address the problems in the CWP division, the company is raising its claims assumptions, believing some of its problems are structural. Management also indicated that it will initiate a cost cutting plan. This is encouraging because AMP has successfully cut costs in the past. Finally, the wealth protection division has a new leader, which should help implement further improvements.

We traded actively during the past quarter. We added four names to the portfolio, including three old favorites: BMW, a luxury automotive company; Continental, a German tire manufacturer; and LVMH, a luxury goods manufacturer. SKF, the top premium bearings manufacturer with 20% market share, was also added to the portfolio. The premium bearings market grows faster than industrial production as premium continues to take share and pricing continues to improve. SKF is also one of the global market leaders in lubrication systems and a leading player in seals and mechatronics. These offerings will soon allow SKF to offer a complete solution to the customer, which we believe is very valuable. During the quarter we sold our position in Banco Santander. After the announcement of the new CEO and resignation of a leading independent board member, we became increasingly concerned about corporate governance. We believe management is more focused on maintaining control of the bank rather than creating shareholder value, so we liquidated our position.

Our geographical composition has shifted since last quarter. After the large appreciation of our Japanese names we reduced our exposure to 15%, with the remaining Pacific Rim exposure invested in Australia. Our European holdings increased to 75%, and our Latin America and North America (Canada) exposure decreased to 2%, with the remainder of the portfolio invested in the Middle East.

oakmark.com 29

Oakmark International Fund  June 30, 2013

Portfolio Manager Commentary (continued)

Although many global currencies have weakened compared to the U.S. dollar, we continue to believe some are overvalued. As a result, we continue to defensively hedge a portion of the Fund's currency exposure. The depreciation of the Japanese yen continued during the quarter, and we therefore reduced our hedge to 10% of the exposure as of quarter end. Approximately 46% of the Australian dollar, 21% of the Swiss franc and 23% of the Swedish krona exposures were hedged at quarter-end

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

30 THE OAKMARK FUNDS

Oakmark International Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.4%
FINANCIALS - 26.7%
BANKS - 10.2%
Intesa Sanpaolo SPA (Italy) Diversified Banks	386,555	$619,389
BNP Paribas SA (France) Diversified Banks	10,746	587,115
Lloyds Banking Group PLC (UK) (a) Diversified Banks	541,942	520,607
Bank of Ireland (Ireland) (a) Diversified Banks	98,503	20,130
		1,747,241
DIVERSIFIED FINANCIALS - 9.3%
Credit Suisse Group (Switzerland) Diversified Capital Markets	31,197	827,361
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	52,936	444,603
Schroders PLC (UK) Asset Management & Custody Banks	9,522	316,159
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	819
		1,588,942
INSURANCE - 7.2%
Allianz SE (Germany) Multi-line Insurance	3,209	468,838
Willis Group Holdings PLC (UK) Insurance Brokers	10,184	415,294
AMP, Ltd. (Australia) Life & Health Insurance	89,900	349,428
		1,233,560
		4,569,743
CONSUMER DISCRETIONARY - 23.2%
AUTOMOBILES & COMPONENTS - 10.9%
Daimler AG (Germany) Automobile Manufacturers	11,504	696,050
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	4,994	436,673
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	9,200	341,804
Toyota Motor Corp. (Japan) Automobile Manufacturers	3,981	240,452
Continental AG (Germany) Auto Parts & Equipment	1,172	156,493
		1,871,472
	Shares		Value
CONSUMER DURABLES & APPAREL - 6.0%
Kering (France) Apparel, Accessories & Luxury Goods	1,683		$342,135
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	3,663		323,966
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	1,264		204,822
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	950		153,356
			1,024,279
MEDIA - 3.7%
Thomson Reuters Corp. (Canada) Publishing	9,904		323,199
Publicis Groupe SA (France) Advertising	3,977		283,142
Grupo Televisa SAB (Mexico) (b) Broadcasting	932		23,162
			629,503
RETAILING - 2.6%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	10,402		341,858
Signet Jewelers, Ltd. (UK) Specialty Stores	1,358		91,590
Groupe FNAC (France) (a) (c) Department Stores	196		4,156
Groupe FNAC, Rights (France) (a) (c) Department Stores	0	(d)	0	(d)
			437,604
			3,962,858
INDUSTRIALS - 16.5%
CAPITAL GOODS - 9.9%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	41,029		457,418
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	11,016		300,343
Smiths Group PLC (UK) Industrial Conglomerates	13,885		276,226
Atlas Copco AB, Series B (Sweden) Industrial Machinery	12,396		265,814
SKF AB (Sweden) Industrial Machinery	8,663		202,953
Assa Abloy AB, Class B (Sweden) Building Products	1,404		55,016
FANUC Corp. (Japan) Industrial Machinery	364		52,761
Wolseley PLC (UK) Trading Companies & Distributors	1,131		52,193
Geberit AG (Switzerland) Building Products	94		23,367
			1,686,091

oakmark.com 31

Oakmark International Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.4% (continued)
INDUSTRIALS - 16.5% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.3%
Adecco SA (Switzerland) Human Resource & Employment Services	7,009	$399,577
Experian Group, Ltd. (Ireland) Research & Consulting Services	9,348	162,508
Secom Co., Ltd. (Japan) Security & Alarm Services	1,817	98,924
Meitec Corp. (Japan) Research & Consulting Services	3,291	76,494
		737,503
TRANSPORTATION - 2.3%
Kuehne + Nagel International AG (Switzerland) Marine	3,651	400,824
		2,824,418
CONSUMER STAPLES - 9.0%
FOOD, BEVERAGE & TOBACCO - 6.0%
Diageo PLC (UK) Distillers & Vintners	11,417	326,445
Nestle SA (Switzerland) Packaged Foods & Meats	4,853	318,286
Danone SA (France) Packaged Foods & Meats	3,933	295,161
Heineken Holdings NV (Netherlands) Brewers	1,522	85,370
		1,025,262
FOOD & STAPLES RETAILING - 3.0%
Tesco PLC (UK) Food Retail	66,395	334,659
Koninklijke Ahold NV (Netherlands) Food Retail	12,009	178,740
		513,399
		1,538,661
MATERIALS - 7.9%
Orica, Ltd. (Australia) Commodity Chemicals	23,793	449,342
Holcim, Ltd. (Switzerland) Construction Materials	4,830	336,755
Akzo Nobel NV (Netherlands) Diversified Chemicals	5,791	326,528
Givaudan SA (Switzerland) Specialty Chemicals	98	126,733
Amcor, Ltd. (Australia) Paper Packaging	12,348	114,511
		1,353,869
	Shares	Value
INFORMATION TECHNOLOGY - 7.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
Canon, Inc. (Japan) Office Electronics	13,168	$429,507
OMRON Corp. (Japan) Electronic Components	8,533	253,988
		683,495
SOFTWARE & SERVICES - 2.5%
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	7,100	352,743
SAP AG (Germany) Application Software	1,142	83,593
		436,336
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
ROHM Co., Ltd. (Japan) Semiconductors	5,524	222,787
		1,342,618
HEALTH CARE - 3.3%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.0%
GlaxoSmithKline PLC (UK) Pharmaceuticals	7,691	192,785
Novartis AG (Switzerland) Pharmaceuticals	1,821	129,369
Roche Holding AG (Switzerland) Pharmaceuticals	70	17,291
		339,445
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
Olympus Corp. (Japan) (a) Health Care Equipment	7,335	222,964
		562,409
TOTAL COMMON STOCKS - 94.4% (COST $14,230,997)		16,154,576

32 THE OAKMARK FUNDS

Oakmark International Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 4.7%
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $800,849, collateralized by United States Treasury Notes, 0.625% - 0.750%, due 10/31/17 - 11/30/17, aggregate value plus accrued interest of $816,868 (Cost: $800,849)	800,849	$800,849
TOTAL SHORT TERM INVESTMENTS - 4.7% (COST $800,849)		800,849
TOTAL INVESTMENTS - 99.1% (COST $15,031,846)		16,955,425
Foreign Currencies (Cost $2,191) - 0.0% (e)		2,195
Other Assets In Excess of Liabilities - 0.9%		156,658
TOTAL NET ASSETS - 100.0%		$17,114,278

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  A portion of the security out on loan.

(d)  Amount rounds to less than 1,000.

(e)  Amount rounds to less than 0.1%.

oakmark.com 33

Oakmark International Small Cap Fund  June 30, 2013

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/03 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/13)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	1.28%	20.79%	10.50%	6.34%	11.78%	10.09%
MSCI World ex U.S. Small Cap Index	-3.48%	17.82%	10.80%	2.06%	10.26%	N/A
MSCI World ex U.S. Index[13]	-1.61%	17.07%	9.43%	-0.84%	7.86%	5.10%
Lipper International Small Cap Funds Index[17]	-0.58%	21.70%	13.19%	2.95%	11.79%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	3.4
Incitec Pivot, Ltd.	3.1
Atea ASA	2.9
Goodman Fielder, Ltd.	2.8
LSL Property Services PLC	2.7
Michael Page International PLC	2.6
Sugi Holdings Co., Ltd.	2.6
Rheinmetall AG	2.6
Kaba Holding AG	2.5
Panalpina Welttransport Holding AG	2.5
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	59
Net Assets	$1.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.3 billion
Median Market Cap	$1.4 billion
Portfolio Turnover (for the six months ended 03/31/13)	36%
Expense Ratio - Class I (as of 09/30/12)	1.41%
SECTOR ALLOCATION	% of Net Assets
Industrials	29.3
Information Technology	18.6
Consumer Discretionary	13.3
Financials	12.7
Materials	7.9
Consumer Staples	7.4
Health Care	2.4
Energy	2.2
Short-Term Investments and Other	5.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	60.5
UK	17.5
Switzerland	14.6
France*	7.4
Italy*	5.7
Germany*	4.7
Netherlands*	3.3
Norway	3.1
Greece*	1.6
Denmark	1.4
Finland*	1.0
Sweden	0.2
% of Equity
Asia	24.0
Japan	19.0
South Korea	4.3
Hong Kong	0.7
Australasia	11.4
Australia	10.3
New Zealand	1.1
Middle East	2.4
Isreal	2.4
North America	1.7
US	1.7

*  Euro currency countries comprise 23.7% of equity investments

34 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2013

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 1% for the quarter ended June 30, 2013, outperforming the MSCI World ex U.S. Small Cap Index16, which declined 3% for the same period. For the calendar year 2013, the return was 7%, compared to 4% for the MSCI World ex U.S. Small Cap Index.

The top contributing stock for the quarter was Swiss freight forwarding company Panalpina Welttransport. A CEO transition at Panalpina was the likely catalyst behind the company's strong quarterly returns. As we've written about in the past, Panalpina, despite having one of the most attractive global networks in the freight forwarding industry, has reported margins well below its peers in recent years. In April Panalpina announced that Peter Ulber would succeed Monica Ribar as CEO, effective June 1. Peter was the COO of Panalpina's highly respected competitor Kuehne and Nagel (a name we currently own in the Oakmark International Fund) until mid-2011. He's regarded as one of the best managers in the forwarding sector and has experience in both the ocean and air markets. Peter's leadership, in combination with other recent management changes, including a new CFO and head of Americas (both also from Kuehne and Nagel), have significantly improved Panalpina's senior management team. Although it will take many years to turn the business around, we now believe Panalpina has a management team with sufficient industry experience to generate financial performance more in-line with its peers.

Another top contributor for the quarter was Orbotech, an Israeli firm that designs, develops, manufactures, markets and services automated optical inspection systems and imaging solutions. The company is the world leader in inspection equipment for printed circuit board ("pcb") and flat panel displays ("fpd"). The pcb market continues to grow, and although the fpd market was very weak last year, it is stabilizing as a result of strong demand for smartphones. Thus, Orbotech's sales exceeded market expectations, and Orbotech reported first-quarter revenues of nearly $96 million and net income of $5 million, both greater than market estimates. Earnings per share were well ahead of the previous quarter and the year-ago period. The company's new CEO, Asher Levy, indicated that second quarter revenue would be approximately $105 million—a significant increase over recent quarterly revenue amounts. These results are due to Levy's aggressive cost-cutting plan, which boosted the company's fdp business, improvements to Orbotech's balance sheet and better industry conditions.

The largest detractor for the quarter was Myer Holdings, a large department store group from Australia. In last quarter's report we wrote about Myer because it was the Fund's top contributor. However, this quarter Myer released its third quarter sales results, which fell somewhat short of our estimates and disappointed the market. Overall sales advanced, and like-for-like sales grew, making this the fourth consecutive quarter of positive comparable sales. However, like-for-like sales growth slowed compared with the previous quarter. This is partly due to the challenging Australian economic environment, which is grappling with approaching elections and consumers who are reluctant to spend. In addition, management has become more focused on increasing growth after having been extremely cost-focused in recent years. We believe the company is positioned well for an improvement in consumer sentiment, which will help if price competition increases due to poor winter weather and weak inventory positions at competitors. Myer remains a well-run business that generates cash, and we are optimistic about its prospects.

We added two securities to the Fund. From France we purchased shares in CGG, an operator and provider of seismic acquisition and data processing services, and from Hong Kong we purchased Hengdeli Holdings, the largest wholesaler and retailer of luxury watch brands in China. We sold Toyota Industries and Countywide during the quarter.

Because we continue to believe that the U.S. dollar remains weak against some currencies, we maintained hedge positions on five of the Fund's currency exposures. At the recent quarter end, we had hedged 48% of the Fund's Australian dollar, 58% of the Norwegian krone, 21% of the Swiss franc, 9% of the Japanese yen and 32% of the Swedish krona exposures.

We thank you for your continued confidence and support.

oakmark.com 35

Oakmark International Small Cap Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.8%
INDUSTRIALS - 29.3%
CAPITAL GOODS - 13.7%
Rheinmetall AG (Germany) Industrial Conglomerates	1,020	$47,552
Interpump Group SpA (Italy) Industrial Machinery	4,507	40,184
Saft Groupe SA (France) Electrical Components & Equipment	1,340	31,808
Travis Perkins PLC (UK) Trading Companies & Distributors	1,376	30,463
Prysmian SpA (Italy) Electrical Components & Equipment	1,500	28,009
Morgan Advanced Materials PLC (UK) Industrial Machinery	7,069	27,942
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	101	24,083
Konecranes OYJ (Finland) Industrial Machinery	604	17,228
NORMA Group AG (Germany) Industrial Machinery	181	6,560
		253,829
COMMERCIAL & PROFESSIONAL SERVICES - 9.2%
Michael Page International PLC (UK) Human Resource & Employment Services	8,650	48,808
Kaba Holding AG (Switzerland) Security & Alarm Services	125	46,843
gategroup Holding AG (Switzerland) (a) Diversified Support Services	1,640	34,380
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	664	27,221
SThree PLC (UK) Human Resource & Employment Services	2,064	10,415
Cision AB (Sweden) Research & Consulting Services	628	3,698
		171,365
TRANSPORTATION - 6.4%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	433	46,735
BBA Aviation PLC (UK) Airport Services	6,491	27,651
DSV AS (Denmark) Trucking	1,000	24,370
Freightways, Ltd. (New Zealand) Air Freight & Logistics	5,712	19,743
		118,499
		543,693
	Shares	Value
INFORMATION TECHNOLOGY - 18.6%
SOFTWARE & SERVICES - 11.1%
Atea ASA (Norway) IT Consulting & Other Services	5,387	$54,316
Altran Technologies SA (France) (a) IT Consulting & Other Services	6,286	43,526
Alten, Ltd. (France) IT Consulting & Other Services	1,216	41,520
Capcom Co., Ltd. (Japan) Home Entertainment Software	2,304	37,287
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	2,462	29,635
		206,284
TECHNOLOGY HARDWARE & EQUIPMENT - 7.5%
Premier Farnell PLC (UK) Technology Distributors	15,062	46,275
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	3,338	41,520
Hirose Electric Co., Ltd. (Japan) Electronic Components	229	30,214
Konica Minolta, Inc. (Japan) Office Electronics	2,856	21,568
		139,577
		345,861
CONSUMER DISCRETIONARY - 13.3%
AUTOMOBILES & COMPONENTS - 6.2%
Nifco, Inc. (Japan) Auto Parts & Equipment	1,895	40,143
Autoliv, Inc. (United States) Auto Parts & Equipment	388	30,004
Takata Corp. (Japan) Auto Parts & Equipment	1,112	24,005
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	1,584	20,519
		114,671
RETAILING - 4.3%
Myer Holdings, Ltd. (Australia) Department Stores	18,404	40,059
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	28,189
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	56,176	12,747
		80,995
MEDIA - 1.8%
Asatsu-DK, Inc. (Japan) Advertising	1,405	32,712
CONSUMER DURABLES & APPAREL - 1.0%
Vitec Group PLC (UK) Photographic Products	2,101	18,371
		246,749

36 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2013 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.8% (continued)
FINANCIALS - 12.7%
DIVERSIFIED FINANCIALS - 6.0%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,622	$63,359
MLP AG (Germany) Asset Management & Custody Banks	4,568	27,802
Azimut Holding SPA (Italy) Asset Management & Custody Banks	635	11,562
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	751	8,901
		111,624
BANKS - 4.0%
BS Financial Group, Inc. (South Korea) Regional Banks	3,427	43,359
DGB Financial Group, Inc. (South Korea) Regional Banks	2,337	31,919
		75,278
REAL ESTATE - 2.7%
LSL Property Services PLC (UK) Real Estate Services	8,989	49,559
		236,461
MATERIALS - 7.9%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	22,019	57,593
Titan Cement Co. SA (Greece) (a) Construction Materials	1,567	27,257
Sika AG (Switzerland) Specialty Chemicals	9	23,954
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	1,842	23,513
Taiyo Holdings Co., Ltd. (Japan) Specialty Chemicals	334	10,807
Nihon Parkerizing Co., Ltd. (Japan) Specialty Chemicals	179	3,540
		146,664
CONSUMER STAPLES - 7.4%
FOOD, BEVERAGE & TOBACCO - 4.8%
Goodman Fielder, Ltd. (Australia) (a) Packaged Foods & Meats	77,493	52,090
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	3,944	20,991
Britvic PLC (UK) Soft Drinks	2,186	17,056
		90,137
FOOD & STAPLES RETAILING - 2.6%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,262	47,986
		138,123
	Shares	Value
HEALTH CARE - 2.4%
HEALTH CARE EQUIPMENT & SERVICES - 1.5%
Amplifon S.p.A. (Italy) Health Care Distributors	3,980	$19,923
Primary Health Care, Ltd. (Australia) Health Care Services	1,763	7,705
		27,628
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	15,999
		43,627
ENERGY - 2.2%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	557	30,180
CGG (France) (a) Oil & Gas Equipment & Services	522	11,551
		41,731
TOTAL COMMON STOCKS - 93.8% (COST $1,610,773)		1,742,909
	Par Value	Value
SHORT TERM INVESTMENTS - 4.8%
REPURCHASE AGREEMENT - 4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/28/13 due 07/01/13, repurchase price $89,078, collateralized by a Federal Home Loan Mortgage Corp. Bond, 1.600%, due 01/09/20, value plus accrued interest of $90,861 (Cost: $89,078)	89,078	89,078
TOTAL SHORT TERM INVESTMENTS - 4.8% (COST $89,078)		89,078
TOTAL INVESTMENTS - 98.6% (COST $1,699,851)		1,831,987
Foreign Currencies (Cost $998) - 0.1%		1,000
Other Assets In Excess of Liabilities - 1.3%		24,294
TOTAL NET ASSETS - 100.0%		$1,857,281

(a)  Non-income producing security

oakmark.com 37

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays Capital U.S. Government / Credit Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

10.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

12.  The Japanese TOPIX Index is an index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the 'first section' on the TSE, which groups all of the large firms on the exchange into one pool. This index is unmanaged and investors cannot actually make investments in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

38 THE OAKMARK FUNDS

The Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson, CFA—Vice President

John J. Kane—Treasurer

Matthew A. Logan, CFA—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

John R. Raitt—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski, CFA—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 39

www.Oakmark.com